Commercial Vehicle Group, Inc. June 2017 Patrick Miller President and CEO Tim Trenary Chief Financial Officer Terry Hammett Treasurer and VP Investor Relations

Forward Looking Statement pg | 1 This presentation contains forward-looking statements that are subject to risks and uncertainties. These statements often include words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," or similar expressions. In particular, this presentation may contain forward-looking statements about Company expectations for future periods with respect to its plans to improve financial results and enhance the Company, the future of the Company’s end markets, Class 8 North America build rates, performance of the global construction equipment business, expected cost savings, enhanced shareholder value and other economic benefits of the consulting services, the Company’s initiatives to address customer needs, organic growth, the Company’s economic growth plans to focus on certain segments and markets and the Company’s financial position or other financial information. These statements are based on certain assumptions that the Company has made in light of its experience in the industry as well as its perspective on historical trends, current conditions, expected future developments and other factors it believes are appropriate under the circumstances. Actual results may differ materially from the anticipated results because of certain risks and uncertainties, including but not limited to: (i) general economic or business conditions affecting the markets in which the Company serves; (ii) the Company's ability to develop or successfully introduce new products; (iii) risks associated with conducting business in foreign countries and currencies; (iv) increased competition in the heavy-duty truck, construction, aftermarket, military, bus, agriculture and other markets; (v) the Company’s failure to complete or successfully integrate strategic acquisitions; (vi) the impact of changes in governmental regulations on the Company's customers or on its business; (vii) the loss of business from a major customer or the discontinuation of particular commercial vehicle platforms; (viii) the Company’s ability to obtain future financing due to changes in the lending markets or its financial position; (ix) the Company’s ability to comply with the financial covenants in its revolving credit facility and term loan facility; (x) fluctuation in interest rates relating to its term loan facility and revolving credit facility; (xi) the Company’s ability to realize the benefits of its cost reduction and strategic initiatives; (xii) a material weakness in our internal control over financial reporting which could, if not remediated, result in material misstatements in our financial statements; (xiii) volatility and cyclicality in the commercial vehicle market adversely affecting us; (xiv) the geographic profile of our taxable income and changes in valuation of our deferred tax assets and liabilities impacting our effective tax rate; (xv) changes to domestic manufacturing initiatives impacting our effective tax rate related to products manufactured either in the United States or in international jurisdictions; (xvi) implementation of tax changes, by the United States or another international jurisdiction, related to products manufactured in one or more jurisdictions where we do business; and (xvii) various other risks as outlined under the heading "Risk Factors" in the Company's Annual Report on Form 10-K for fiscal year ending December 31, 2016. There can be no assurance that statements made in this presentation relating to future events will be achieved. The Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time. All subsequent written and oral forward-looking statements attributable to the Company or persons acting on behalf of the Company are expressly qualified in their entirety by such cautionary statements.

23 Facilities 9 Countries 2016 sales $662M NASDAQ CVGI Global Presence pg | 2 North America 12 facilities Europe 5 facilities Asia Pacific 6 Facilities Mexico Australia Ohio United Kingdom Belgium Czech Republic Ukraine India China

Products pg | 3 Seats & Seating Systems Cabs and Sleeper BoxesWiper Systems, Mirrors & Controls Wire Harnesses & Controls Interior Trim

2016 Sales - $662 Million pg | 4 78% 11% 11% N. America EMEA APAC 42% 19% 5%2% 18% 14% OEM Truck OEM Construction OEM Bus OEM Agriculture Aftermarket Other 42% 23% 20% 9% 6% Seats Wire Harnesses Trim Structures Wipers / Mirrors 17% 15% 10% 7%6% 6% 39% Volvo Daimler Paccar Caterpillar John Deere Navistar All Other Region End Market Product Customer

2016 Business Segment Sales¹ pg | 5 1. Before intercompany sales eliminations 62% 19% 8% 2% 9% MD/HD Truck OEMs Aftermarket and OE Service Bus OEMs Construction OEMs Other Global Truck and Bus $416 Million (62%) 47% 16% 14% 8% 5% 3% 7% Construction Aftermarket and OE Service Automotive Truck Military Agriculture Other Global Construction and Agriculture $254 Million (38%)

Industry Outlook – North America Truck pg | 6 North American Truck Build Rates 2016 CVG Sales by End Market (‘000s of units) 297 323 228 228 265 294 295 2014A 2015A 2016A 2017E 2018E 2019E 2020E Heavy-Duty Truck (Class 8) 227 237 233 245 248 255 270 2014A 2015A 2016A 2017E 2018E 2019E 2020E 42% 19% 5% 2% 18% 14% OEM Truck OEM Bus OEM Agriculture Aftermarket* Other OEM Construction Market Observations  Indicators point to steady growth in medium-duty truck market Medium-Duty Trucks (Class 5-7) Source: Company website and filings, LMC Automotive, ACT Research, and Wall Street Research. * Each segment has aftermarket exposure.  Order levels have been consistently stronger in the North American heavy-duty truck market  Inventories are down to normal operating ranges  Average age of Class 8 fleet remains above historical averages  Heavy-duty Build rates projected to increase at 9.0% CAGR 2017 - 2020

Industry Outlook – Global Construction pg | 7 Global Sales of Heavy-Duty Construction Equipment (‘000s of units) 2016 CVG Sales by End Market 42% 19% 5% 2% 18% 14% OEM Truck OEM Bus OEM Agriculture Aftermarket* Other Market Observations CAGR 6.8% 4.7% 5.7% 7.7% OEM Construction Source: Millmark Associates (Oct 2016), VDMA (2016), Customer S&OP data, and Wall Street Research. Reflects select platforms in Crane, Earthmoving equipment, and Paving. * Each segment has aftermarket exposure. 927 1,075 1,139 1,186 1,216  Positive outlook for Housing and U.S. construction with expected tailwinds from increased infrastructure spending under new administration  Excess inventories have normalized and rental utilization has increased  Non-residential spending is 1% below 2008 peak and growing, although potential headwinds exist from rising rates  Political climate creating uncertainty; however, the European Construction PMI is at its highest level in three years  Expected growth in construction spending of 6.9% in 2017 and 6.0% in 2018 driven by fiscal stimulus for construction projects

Strategies to Improve the Core pg | 8 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales  Restructuring and cost reductions  SGA reductions fully implemented  Footprint and operational changes announced – target completion by end of 2017  CVG Digital - Digitize processes, design, production, and products  Updating manufacturing and support processes  Benefits – Increased efficiency, quality, and reduction of working capital  Process investments  Proprietary automated processes for interior trim in North America  Updated high volume seat assembly cells in US and UK  Expanding wire harness capability – Europe and North America  Ongoing Cost Focus  Lean OpX program - Over 600 belts granted in the past two years, including 47 black belts. Another 600 belts planned for 2017  Supply Chain - Increasing standardization and optimizing supply landed cost

Examples of CVG Digital Actions pg | 9 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales Virtual Wiring Boards for high proliferation Built in Quality – Digital error proofing and smart processes Real Time process monitoring and data tracking Digital Design and validation - speeds product development

Improving the Foundation pg | 10 18% Fewer Sales 18% Fewer Sales 18% Fewer Sales Institutionalizing Lean Culture Reducing Working Capital Cost Focus to lower Break-Even Investing in Innovation Next Gen Product Growth Initiatives Customer Support CVG Digital Actions Optimizing Manufacturing Footprint Stronger Performance throughout the Cycle

pg | 11 Recent Customer Awards • 2016 Caterpillar Supplier Quality Excellence Awards • CVG Czech Republic – Platinum (3 years in a row) • CVG China – Gold Award • CVG Mexico – Bronze Award • 2016 John Deere • Partner Award - CVG Mexico • Global Supplier Excellence - CVG Wire Harness • 2016 Cummins Partner Award • CVG Wire Harness • 2017 Ashok Leyland Best Debutant • CVG India Working cooperatively with our customers to meet needs

pg | 12 Targets for Growth Global Truck and Bus Next Gen seat products targeted for North America, India, and China. Expand interior trim and wiper options in Europe. Wire harnesses – Europe and North America Expanding capacity in Wire harness – Growing in – construction, agriculture, truck, and power generation. Exploring extension into digital components. New off-road seating product lines Construction and Ag seats available now (“SCIOX”); currently in development programs with major OEMs. Modular product allows customization. Remaining open to M&A options that could facilitate our targets for growth

FINANCIAL UPDATE

Financial Results pg | 14 Outlook for medium and heavy duty truck production (000’s)* Class 8 Class 5-7 * Source: ACT Research See appendix for reconciliation of GAAP to non-GAAP financial measures (Dollars in millions) Q1 2016 Q4 2016 Q1 2017 Sales $ 180.3 $ 150.0 $ 173.4 Reflects Q1 market improvement Gross Profit $ 25.7 $ 18.3 $ 21.5 Margin 14.3% 12.2% 12.4 % SG&A $ 16.8 $ 14.0 $ 16.6 Litigation settlement Operating Income $ 8.6 $ 3.9 $ 4.6 Margin 4.8% 2.6% 2.6 % Adjusted Operating Income $ 9.5 $ 5.1 $ 8.0 Margin 5.3% 3.4% 4.6% 120 bps improvement from Q4 N.A. Class 8 Production (000's) 64 47 51 Up 9% from Q4 N.A. Class 5 - 7 Production (000's) 64 54 64 Up 19% from Q4

Business Segments¹ pg | 15 1. Before intercompany sales eliminations See appendix for reconciliation of GAAP to non-GAAP financial measures (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Sales $ 102.1 $ 73.5 Gross Profit $ 14.0 $ 7.8 Margin 13.7% 10.6 % SG&A $ 5.5 $ 4.5 Operating Income $ 8.3 $ 3.3 Margin 8.1% 4.5 % Adjusted Operating Income $ 9.3 $ 3.4 Margin 9.1% 4.6 % Three Months Ended March 31, 2017

See appendix for reconciliation of GAAP to non-GAAP financial measures Capital Structure pg | 16 Capital Allocation: 1.) liquidity 2.) growth 3.) de-leverage 4.) return capital to shareholders Proforma LTM Q1 Q1 2017 (Dollars in millions) 2015 2016 2017 (Refinancing) Satisfaction & Discharge Filed - April 2017 Debt $ 235 $ 235 $ 235 $ 175 Less: Cash 92 130 119 41 Net Debt $ 143 $ 105 $ 116 $ 134 Principal Balance $ 175 Interest LIBOR + 600 Adjusted EBITDA $ 58 $ 46 $ 44 $ 44 Maturity April 2023 Adjusted Gross Leverage 4.1 X 5.1 X 5.3 X 4.0 X Interest Rate Swap $ 80 Adjusted Net Leverage 2.5 X 2.3 X 2.6 X 3.0 X Interest 8.07% Maturity April 2022 Liquidity: Cash $ 41 Commitment $ 65 ABL Borrowing Base 64 Availability $ 64 Less: LOC (2) Letters of Credit $ 2 Liquidity $ 103 Accordion $ 40 * Effective April 2017 Moody's B2 / Stable S&P B / Stable New Term Loan* New Asset Based Credit Facility* Agency Ratings 7.875% Senior Secured Notes

GAAP to Non-GAAP Reconciliation APPENDIX

pg | 18 GAAP to Non-GAAP Reconciliation Adjusted Operating Income Reconciliation Q1 Q4 Q1 (Dollars in millions) 2016 2016 2017 Operating Income $ 8.6 $ 3.9 $ 4.6 Margin 4.8% 2.6% 2.6 % Special Items: Restructuring & Related 0.3 1.2 1.1 Litigation Settlement 2.3 Impaired Asset 0.6 Adjusted Operating Income $ 9.5 $ 5.1 $ 8.0 Margin 5.3% 3.4% 4.6%

EBITDA & Adjusted EBITDA Reconciliation pg | 19 GAAP to Non-GAAP Reconciliation FY FY Q2 Q3 Q4 Q1 LTM (Dollars in millions) 2015 2016 2016 2016 2016 2017 Q1 2017 Net Income $ 7.1 $ 6.8 $ 2.7 $ 1.2 $ 0.4 $ 0.6 $ 4.9 Interest Expense 21.4 19.3 4.9 5.0 4.5 4.9 19.3 Tax Provision (Benefit) 9.8 0.8 (1.5) (0.4) (0.6) (1.7) Depreciation 16.4 15.2 3.7 3.8 3.6 3.6 14.7 Amortization 1.3 1.3 0.3 0.3 0.3 0.3 1.2 EBITDA $ 56.0 $ 42.6 $ 12.4 $ 8.8 $ 8.4 $ 8.8 $ 38.4 Restructuring & Related 2.3 3.5 0.5 1.5 1.2 1.1 4.3 Insurance Recovery (0.7) (0.7) (0.7) Litigation Settlement 2.3 2.3 Impaired Asset 0.6 Adjusted EBITDA $ 58.3 $ 46.0 $ 12.9 $ 10.3 $ 8.9 $ 12.2 $ 44.3

pg | 20 GAAP to Non-GAAP Reconciliation Business Segment Adjusted Operating Income Reconciliation Three Months Ended March 31, 2017 (Dollars in millions) Global Truck & Bus Global Construction & Agriculture Operating Income $ 8.3 $ 3.3 Special Items: Restructuring & Related 1.0 0.1 Adjusted Operating Income $ 9.3 $ 3.4 Margin 9.1% 4.6%